TRADE ACCOUNTS AND NOTES RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2024
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
Schedule of trade accounts and notes receivable

	December 31,
	2024	2023
Trade accounts receivable	18,667	17,186
Notes receivable	306	896
Less: allowance for doubtful accounts	(372)	(224)
Total	18,601	17,858
Less current portion	(18,601)	(17,858)
Total long-term portion	—	—